UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________
FORM 8-K
_________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2022
_________________________________________________
ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________________________________

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

2 Thermo Fisher Way, Oakwood Village, OH 44146
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 14, 2022, ViewRay, Inc. (the “Company”) entered into a new five-year loan facility agreement with MidCap Financial and Silicon Valley Bank (the “Agreement”). The Agreement consists of a term loan up to $100 million and a revolving line of credit up to $25 million.
The key elements of the term loan include (i) a term loan commitment up to $100 million, of which $25 million may be accessed upon achievement of a gross margin target for the 2023 fiscal year; (ii) an annual interest rate of the Wall Street Journal (“WSJ”) Prime rate plus 3.5% with a floor of 9.25%; (iii) a maturity date is five years, with three years of interest only payments, with the option to extend the interest only period for one additional year at the election of the Company. At close, the Company drew $75 million, of which $60 million was used to retire its existing debt with Silicon Valley Bank.
The key elements of the revolving line of credit under the Agreement include (i) a revolving line of credit of up to $25 million, comprised of an initial $15 million commitment, with the option to increase the line by an additional $10 million, subject to lender approval and borrowing base availability; (ii) an annual interest rate of the WSJ Prime rate plus 0.5% with a floor of 6.25%; (iii) a term of five years. At close, the Company drew $5 million.
The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 14, 2022 announcing a five-year loan facility agreement with MidCap Financial and Silicon Valley Bank.
10.1	Credit, Security and Guaranty Agreement dated as of November 14, 2022, by and among ViewRay, Inc., ViewRay Technologies, Inc., MidCap Financial Trust and Silicon Valley Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: November 14, 2022	By:	/s/ Robert S. McCormack
Robert S. McCormack
Chief Legal Officer